EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CalAmp Corp. (the "Company") on Form 10-Q for the quarter ended May 31, 2023 as filed with the Securities and Exchange Commission (the "Report"), we, Jeffery Gardner, Chief Executive Officer of the Company, and Jikun Kim, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffery Gardner
Jeffery Gardner
Chief Executive Officer

/s/ Jikun Kim
Jikun Kim
Chief Financial Officer

July 10, 2023

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.